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                                                                    Exhibit 23.2

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 22, 1999, in the Registration Statement Form S-1 (No. 333-_____) and related Prospectus of Interliant, Inc. dated May 16, 2000.

                                                        /s/ Ernst & Young

London, England
May 9, 2000